Long-Term Prepaid Expenses (Schedule of Composition) (Details) - USD ($) $ in Thousands		Dec. 31, 2019	Dec. 31, 2018
Deposits Loans And Other Receivables Including Derivative Instruments
Deferred expenses, net	[1]	$ 22,600	$ 18,786
Contract asset		4,721	3,720
Others		2,864	1,067
Total long-term prepaid expenses		$ 30,185	$ 23,573

[1]	Relates to deferred expenses, net for OPC's connection fees to the gas transmission network and the electricity grid.